Global Discovery FundSM American Funds Insurance Series®

Summary Prospectus Supplement

July 18, 2012
(for Class 1 shares summary prospectus and Class 2 shares summary prospectus dated
May 1, 2012)

Effective September 1, 2012, the information under the heading "Portfolio counselors" in the "Management" section of the summary prospectus is amended in its entirety to read as follows:

Portfolio counselors

The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor Series title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
Mark E. Denning	7 years	Senior Vice President – Capital Research Global Investors
Claudia P. Huntington	11 years	Senior Vice President – Capital Research Global Investors

Keep this supplement with your summary prospectus

INAFBS-011-0712O   CGD/8024-S34269